Exhibit 10.2

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET

(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. Basic Provisions (“Basic Provisions”).

1.1 Parties: This lease (“Lease”), dated for reference purposes only, April 4, 2025, is made by and between Clifford Douglas, Trustee of the Clifford Douglas Trust (“Lessor”) and VenHub Global Inc, A Delaware Corporation (“Lessee”), (collectively the “Parties,” or individually a “Party”).

1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 5360 Procyon St. (APN: 162-29-301-034) located in the County of Clark, City of Las Vegas, State of Nevada, and Zip Code 89118, generally described as an approximately 7,277 square foot industrial office/warehouse building situated on an approximate 0.29 acre parcel (see Exhibit A & B) (“Premises”). (See also Paragraph 2)

1.3 Term: Two (2) year(s) (“Original Term”) commencing April 15, 2025 (“Commencement Date”’) and ending April 30, 2027 (“Expiration Date”). (See also Paragraph 3)

1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing April 12, 2025 upon all of the following: (i) mutual Lease execution; (ii) Lessor’s receipt of Monies Paid Upon Execution; and (iii) Lessor’s approval of Lessee’s certificate of insurance per Paragraph 8 and Big Finn has left the property (“Early Possession Date”) (See also Paragraphs 3.2 and 3.3).

1.5 Base Rent: $12,370.80 per month (“Base Rent”), payable on the First (1st) day of each month commencing April 15, 2025. (See also Paragraph 4)

☒ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 51.

1.6	Base Rent and Other Monies Paid Upon Execution:

(a)	Base Rent: $18,556.35 for the period April 15 – May 31, 2025.

(b)	Security Deposit: $40,000 (“Security Deposit”). (See also Paragraph 5)

(c)	Association Fees: $0.00 for the period N/A.

(d)	Other: $3,165.50 for NNN Expenses for the period April 15 – May 31, 2025

(e)	Total Due Upon Execution of this Lease: $61,721.85

1.7	Agreed Use: General Office/Administrative, Storage and Assembly associated with a robotic company. (See also Paragraph 6)

1.8	Insuring Party: Lessor is the “Insuring Party” unless otherwise stated herein. (See also Paragraph 8)

1.9	Real Estate Brokers: (See also Paragraph 15)

(a) Representation: The following real estate brokers (collectively, the “Brokers”) and brokerage relationships exist in this transaction (check applicable boxes):

☒ RealComm Advisors | Elizabeth Moore-Barton represents Lessor exclusively (“Lessor’s Broker”);

☒ RealComm Advisors | Paul Hoyt represents Lessee exclusively (“Lessee’s Broker”);

☐ N/A                                         represents both Lessor and Lessee (“Dual Agency”).

(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in their separate written agreement.

1.10 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by William and Cindy Clune (“Guarantor”). (See also Paragraph 37)

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1.11 Addenda and Exhibits. Attached hereto are the following all of which constitute a part of this Lease:

☐ Addendum consisting of Paragraphs through

☒ Exhibit A – Site Plan

☒ Exhibit B – Floor Plan

☐ Exhibit C – Rules and Regulations

☒ other (specify): Guaranty of Lease

2. Premises.

2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: Lessee is advised to verify the actual size prior to executing this Lease.

2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the “Building”) shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor’s sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor’s expense. The warranty period shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 90 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor written notice of any non-compliance with the appropriate warranty period, correction of any such non-compliance, malfunction, or failure shall be the obligation of Lessee at Lessee’s sole cost and expense. Lessor also warrants, that unless otherwise specified in writing, Lessor is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding affecting the Premises.

2.3 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee’s intended use; (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; (d) it is not relying on any representations as to the size of the Premises made by the Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decisions to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises, or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.4 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3. Term.

3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including, but not limited to, the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed by the Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60-day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10-day period, Lessee’s right to cancel shall terminate. If possession of the Premises in not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

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3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur, but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier’s check. Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs.

4.3 Association Fees. In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner’s association or condominium fees levied or assessed against the Premises, if any. Said monies shall be paid at the same time and in the same manner as the Base Rent. As of April 2025, Premises is not part of any fee charging owner’s association and there are no known to Lessor plans for establishing any association at this time. If any association is ever established, the dues would be incorporated into the NNN Expenses.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply, or retain all or any portion of said Security Deposit for the payment of any amount due Lessor, for Rents which will be due in the future, and/or to reimburse or compensate Lessor for any liability, expense, loss, or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. Lessor shall upon written request provide Lessee with an accounting showing how that portion of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest, or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste, or a nuisance, or that disturbs occupants of or causes damage to neighboring properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in use.

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6.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by- products, or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration, or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises, and/or the environment against damage, contamination, injury, and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under, or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim, or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security, and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend, and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property, or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration, and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation, or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse, and hold Lessee, its employees, and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents, or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration, and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

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6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently, and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint, or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of (i) any water damage to the Premises and any suspected seepage, pooling, dampness, or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor. In addition, Lessee shall provide Lessor with copies of its business license, certificate of occupancy, and/or any similar document within 10 days of the receipt of a written request therefor.

6.4 Inspection; Compliance. Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting and/or testing the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor. Lessee acknowledges that any failure on its part to allow such inspection or testing will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to allow such inspections and/or testing in a timely fashion the Base Rent shall be automatically increased, without requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for the remainder of the Lease. The Parties agree that such increase in Base Rent represents a fair and reasonable compensation for the additional risk/cost that Lessor will incur by reason of Lessee’s failure to allow such inspection and/or testing. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted hereunder.

7. Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1 Lessee’s Obligations.

(a) In General. Subject to the provisions of Paragraph 2.2 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, keep the Premises, Utility Installations (intended for Lessee’s exclusive use, no matter where located), and Alterations in good order, condition, and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements, or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks, and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee’s obligations shall include restorations, replacements, or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition, and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including e.g., graffiti and trash removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

(b) Service Contracts. Lessee shall, at Lessee’s sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, and (vi) clarifiers. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.

(c) Failure to Perform. If Lessee fails to perform Lessee’s obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days’ prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee’s behalf, and put the Premises in good order, condition, and repair, and Lessee shall promptly pay to Lessor a sum equal to 110% of the cost thereof.

(d) Replacement. Subject to Lessee’s indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee’s failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest at the rate of ten percent (10%) per annum on the unamortized balance but may prepay its obligation at any time.

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7.2 Lessor’s Obligations. Subject to the provisions of Paragraphs 2.2 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions; Consent Required. The term “Utility Installations” refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating, or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for additional modifications and/or improvements to the Premises resulting from Applicable Requirements, such as compliance with Title 24, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month’s Base Rent in the aggregate or a sum equal to one month’s Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (I) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

(c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, or above the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor, and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim, or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 days and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

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(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts, and surfaces thereof broom clean and free of debris, and in good operating order, condition, and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if Lessee occupies the Premises for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance, or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Less shall remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) to the level specified in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

8.1 Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.

8.2 Liability Insurance.

(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury, and property damage based upon or arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured-Managers or Lessors of Premises Endorsement”. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an ‘insured contract’ for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability(ies) which provide that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance – Building, Improvements and Rental Value.

(a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction, or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

(b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value Insurance”). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year’s loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12-month period. Lessee shall be liable for any deductible amount in the event of such loss.

(c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

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8.4 Lessee’s Property/Business Interruption Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations.

(b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) Worker’s Compensation Insurance. Lessee shall obtain and maintain Worker’s Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a ‘Waiver of Subrogation’ endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certificate of insurance or copy of the policy required by paragraph 8.5.

(d) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations, or obligations under this Lease.

8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a “General Policyholders Rating” of at least A-, VII, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend, and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or Lessee’s employees, contractors, or invitees. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall not be liable under any circumstances for: (i) for injury or damage to the person or goods, wares, merchandise, or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold, or from the breakage, leakage, obstruction, or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant or Lessor or from the failure of Lessor or its agent to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee’s business or from any loss of income or profit therefrom. Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which is extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by any amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

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9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) “Premises Total Destruction” shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal, and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

9.2 Partial Damage – Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to affect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee’s responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10-day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 Partial Damage – Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

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9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation, or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair, or restoration except as provided herein.

(b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Termination – Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 Definition. As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income, or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address. Real Property Taxes shall also include any tax, fee, levy, assessment, or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 Payment of Taxes. In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of time prior to or after the expiration or earlier termination of this Lease, Lessee’s share pf such installment shall be prorated. In the event that Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such tax be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

10.3 Joint Assessment. If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available.

10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations Utility Installations, Trade Fixtures, furnishings, equipment, and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

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11. Utilities and Services. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal, and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever from the inadequacy, stoppage, interruption, or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair, or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions

12. Assignment and Subletting.

12.1 Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(d), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, i.e., 20 square feet or less, to be used by a third-party vendor in connection with the installation of a vending machine or payphone shall not constitute subletting.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

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(c) Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors, or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification to the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition, and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

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13. Defaultt; Breach; Remedies.

13.1 Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions, or rules under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR’S RIGHTS, INCLUDING LESSOR’S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee. In the event that Lessee commits waste, a nuisance, or an illegal activity a second time then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions, or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c), or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. §101 or any, successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

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13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits, or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate, and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages to which Lessor is otherwise entitled. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant improvement for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement, or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants, and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement, or consideration theretofore abated, given, or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

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13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 Breach by Lessor.

(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however, that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee’s relocation expenses, loss of business goodwill, and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokers’ Fee.

15.1 ~~Additional Commission. In addition to the payments owed pursuant to Paragraph 1.9 above, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.~~

15.2 ~~Assumption of Obligations. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be a third party beneficiary of the provisions of Paragraphs 1.9,15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker.~~

15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker, or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend, and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder, or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

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16. Estoppel Certificates.

(a) Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge, and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation, and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair a reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers, or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers, or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character, and financial responsibility of the other Party to this Lease and as to the use, nature, quality, and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified, or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by email so long as they are also sent via USPS or other carriers with tracking services, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand or transmitted by facsimile transmission or by email shall be deemed delivered upon actual receipt. If notice is received on a Saturday, Sunday, or legal holiday, it shall be deemed received on the next business day.

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24. Waivers.

(a) No waiver by Lessor of the Default or Breach of any term, covenant, or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant, or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant, or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) Lessor’s Agent. A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) Lessee’s Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skill and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty, and loyalty in the dealings with either Lessor or Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant’ to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

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26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Holdover Base Rent shall be calculated on monthly basis. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attainment; Non-Disturbance.

30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, directly contact Lessor’s lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing, or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment, and/or Non-Disturbance Agreement provided for herein.

31. Attorney Fees. No Party, Broker, or Guarantor shall be ordered or required to pay any fees of any attorney pertaining to this Lease.

~~Attorneys’ Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fee may be awarded in the same suit or recovered in separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgement, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation.~~

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32. Lessor’s Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements, or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using, and maintaining of utilities, services, pipes, and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may at any time place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof. Except for ordinary “for sublease” signs, Lessee shall not place any sign upon the Premises without Lessor’s prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36. Consents. All requests for consent shall be in writing. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’, and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment, or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. Guarantor.

37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions, and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options.

39.1 Definition. “Option” shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase, or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

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39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading, and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors, and incites to so abide and conform. Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps, and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map, or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” with 6 months shall be deemed to have waived its right to protest such payment.

44. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. Conflict. Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

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46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

49. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is ☐ is not ☒ attached to this Lease.

50. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☒ Have not undergone an inspection by a Certified Access Specialist (CASp). Note a Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct any violations of construction related accessibility standards within the premises. ☐ Have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction- related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ Have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

51. Governing Terms. The Parties agree that in the event of any inconsistencies or conflicts of the terms in Paragraphs 1 through 50 hereinabove with the terms in Paragraphs 52 through 62 hereinbelow, the terms in Paragraphs 52 through 62 hereinbelow shall control and govern all such inconsistencies and conflicts.

52. Base Rent Schedule. Per Paragraph 1.5 – The Base Rent shall start at $1.70/SF/month NNN and shall increase annually on May 1, 2026 and on May 1 of each year thereafter per Cost of Living Adjustment/Consumer Price Index (COLA/CPI) rental adjustments, calculated in the same proportion as the Consumer Price Index (published by the United States Department of Labor, West Area, All Urban Consumers), shall have changed between three months before the Lease Commencement Date and three months before the date of each cost of living adjustment, but not to any rate lower than the rate for the first year of this Lease. If for any reason said Consumer Price Index is at any time no longer available, Lessor may select and use in place of said Consumer Price Index another price index or similar publication or study relevant to quantifying changes in consumer prices for an area including all urban consumers in Las Vegas, Nevada.

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53. Estimated NNN Expenses. Lessor has estimated the NNN Expenses (including Real Property taxes, Lessor’s insurance premiums, HVAC quarterly maintenance, Fire system monitoring and inspection, Landscaping, Roof maintenance, Sewer/water reclamation fees, Asphalt sealing, and Management fees for the calendar year 2025 at approx. $0.29/SF/month, which equates to $2,110.33 per month (“NNN Expenses”). The Estimated NNN Expenses are paid in addition to the Base Rent and are paid on a monthly basis throughout the Lease Term on the same date as the Base Rent is due. Any presently other or unknown additional expenses Lessee is required to pay under this Lease may be added to the NNN Expenses. Lessor may adjust and correct the Estimated NNN Expenses to the actual expenses at any time during the Lease Term or thirty (30) days thereafter. In addition, Lessee shall be responsible for all direct expenses (“Direct Expenses”) related to electricity, gas, phone, data, cable, internet access, janitorial, trash, water, and any other separately metered utilities or services, as may be required by Lessee. These Direct Expenses are to be contracted for and paid directly by the Lessee.

54. Lessee’s Obligations. Paragraph 7.1 - Lessor shall procure and maintain a ventilating and air conditioning system preventative maintenance contract per Paragraph 7.1 (b) at Lessee’s expense which will be billed to Lessee as part of the Common Area Operating Expenses. Lessee, however, shall remain responsible for repairs as noted under Paragraph 7.1 (a), outside the warranty period.

55. Agreed Use. Paragraph 1.7 - General Office/Administrative, Storage and Assembly associated with a robotic company.

56. Delivery of Premises. Lessor shall deliver the Premises in broom swept AS-IS, where is condition. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representations as to the condition of the Premises or the suitability of the Premises for Lessee’s intended use. Lessee represents and warrants that Lessee has made its own inspection and inquiry regarding the condition of the Premises and is not relying on any representations of Lessor or any Broker with respect thereto.

57. Access. Lessee shall be granted twenty-four (24) hour, seven (7) day per week, fifty-two (52) week per year access to the Premises.

58. Signage. All costs associated with the design, purchase, installation, maintenance, and removal of all signage will be Lessee’s sole responsibility and expense and must be in accordance with Clark County code. Lessee shall submit its sign criteria and design prior to installation for Lessor’s written approval, which shall not be unreasonably withheld or delayed. No banners or signage beyond that of the permissible building signage shall be permitted at any time.

59. Certificate of Insurance. Lessee shall provide, upon execution of this Lease and prior to occupying the Building, a certificate of insurance as stated in Paragraph 8.2 (a) naming the Lessor as Additional Insured and Certificate Holder.

60. Not an Offer. Preparation of this Lease by Lessor or Lessor’s Broker and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become effective and binding upon the Parties hereto only upon mutual execution by both Parties. Lessee shall be aware that Lessor’s customary practice is not to reserve the Premises, which is the subject of this Lease until such time as this Lease has been fully executed by both Parties. As a result, Lessor may have made or subsequently may make other proposals on the space, which is the subject of this Lease.

61. Tenant Improvements (TI’s). Lessee may with Lessor’s prior written approval described below complete the following TI’s at Lessee’s sole cost and expense:

a. Paint the entire interior office and warehouse space, with high quality paint color to be approved by Lessor.

Lessee must provide construction plans or detailed descriptions acceptable to Lessor and have prior written approval of the plans or descriptions from Lessor before commencing TI’s. All TI’s must be done by licensed contractors according to the current building codes, and Lessee or its contractor(s) shall secure any required permits and deliver copies of said permits and all inspection reports to Lessor within 7 days of Lessee acquiring said permits and reports.

62. Option to Extend Original Term two (2) years. Lessee shall have two (2) options to extend the Original Term two (2) years if and only if Lessee is fully current on all Lease terms at the times Lessee gives Lessor said written notice and at the end of the Lease term being extended and gives Lessor written notice of exercising the option at least six (6) months prior to the end of the Original Term of this Lease stated above. Rent in the first year of the Option Term (third year of this Lease as extended by the Option) shall be the higher of two rent rates calculated (1) by applying the COLA/CPI process referred to above continuously and (2) the market rent rates being asked by landlords for new leases of comparable properties within the same rental market area, but not less than the rent rate for premises in the last year of the Original Term. Rental rates in the 5th years of the extended Lease shall be calculated per COLA/CPI changes from the 4th year of the extended Lease as was done in the Original Term of this Lease. Data for calculating the COLA/CPI changes in rent rates shall be as of three months before each rent rate change is scheduled to become effective.

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LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.  RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Time:	Time:

Date:	Date:

By:	LESSOR	By:	LESSEE
Clifford Douglas, Trustee of the Clifford Douglas Trust		VenHub Global, Inc a Delaware Corporation

By:	Name Printed: Clifford Douglas	By:
Title:	Trustee	Name Printed:	Shahan Ohanessian
Delivery Address:	18511 Via De Las Flores Rancho Santa Fe, CA 92067	Title:	CEO and Co-Founder 5
Mailing Address:	P.O. Box 2729 Rancho Santa Fe, CA 92067	Address:	18 E. Fair Oaks Ave.Pasadena, CA 91105
Telephone:	(858) 756-0409	Telephone:	(888) 585-4999
Email:	DouglasTrusts@gmail.com	Email:

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Exhibit A

Site Plan

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Exhibit B

Floor Plan

(For Depiction Purposes Only – Not to Scale)

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GUARANTY OF LEASE

This Guaranty of Lease (the “Guaranty”) is attached to and made part of that certain real estate Lease (the “Lease”) dated April 4, 2025, by and between CLIFFORD DOUGLAS, TRUSTEE OF THE CLIFFORD DOUGLAS TRUST (“Lessor”) and VenHub Global Inc. a Delaware Corporation (“Lessee”), covering the Premises commonly known as 5360 Procyon St., Las Vegas, NV 89118 (“Premises”). The terms used in this Guaranty shall have the same definitions as set forth in the Lease. In order to induce Lessor to enter into the Lease with, William and Cindy Clune (“Guarantor”) has agreed to execute and deliver this Guaranty to Lessor. Guarantor acknowledges that Lessor would not enter into the Lease if Guarantor did not execute and deliver this Guaranty to Lessor.

1. Guaranty. In consideration of the execution of the Lease by Lessor and as a material inducement to Lessor to execute the Lease, Guarantor hereby irrevocably and unconditionally guarantees the full, timely, and complete (a) payment of all rent and other sums payable by Lessee to Lessor under the Lease and any amendments or modifications thereto by agreement or course of conduct, and (b) performance of all covenants, representation, and warranties made by Lessee and all obligations to be performed by Lessee pursuant to the Lease and any amendments or modifications thereto by agreement or course of conduct. The payment of those amounts and performance of those obligations shall be conducted in accordance with all terms, covenants, and conditions set forth in the Lease, without deduction, offset, or excuse of any nature and without regard to the enforceability or validity of the lease or any part thereof or any disability of Lessee. If this Guaranty Of Lease is executed by more than one person or entity as Guarantor, each such person or entity shall be jointly and severally liable hereunder.

2. Lessor’s Rights. Lessor may perform any of the following acts at any time during the Lease Term without notice to or assent of Guarantor and without in any way releasing, affecting, or impairing Guarantor’s obligations or liabilities under this Guaranty: (a) alter, modify, or amend the Lease by agreement or course of conduct, (b) grant extensions or renewals of the Lease, (c) assign or otherwise transfer its interest in the Lease, the Property, or this Guaranty, (d) consent to any transfer or assignment of Lessee’s or any future Lessee’s interest under the Lease, (e) release Guarantor or amend or modify this Guaranty with respect to Guarantor without releasing or discharging any other Guarantor from any of such Guarantor’s obligations or liabilities under this Guaranty, (f) take and hold security for the payment of this Guaranty and exchange, enforce, waive, and release any such security, (g) apply such security and direct the order or manner of sale thereof as Lessor, in its sole discretion, deems appropriate, and (h) foreclose upon any such security by judicial or non-judicial sale without affecting or impairing in any way the liability of Guarantor under this Guaranty except to the extent the indebtedness has been paid.

3. Lessee’s Default. This Guaranty is a guaranty of payment and performance and not of collection. Upon any breach or default by Lessee under the Lease, Lessor may proceed immediately against Lessee and/or Guarantor to enforce any of Lessor’s rights or remedies against Lessee or Guarantor pursuant to this Guaranty, the lease or at law or in equity without notice to or demand upon either Lessee or Guarantor. This Guaranty shall not be released, modified, or affected by any failure or delay by Lessor to enforce any of its rights or remedies under the Lease or this Guaranty or at law or in equity.

4. Guarantor’s Waivers. Guarantor hereby waives (a) any right to require Lessor to enforce its rights or remedies against Lessee under the lease or otherwise or against any other Guarantor, (b) any right to require Lessor to proceed against any security held from Lessee or any other party, (c) any right of subrogation, and (d) any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right of remedy of Guarantor against Lessor or any such security, whether resulting from an election by Lessor or otherwise. Any part payment by Lessee or other circumstance which operates to toll any statute of limitations as to Lessee shall operate to toll the statute of limitations as to Guarantor.

5. Separate and Distinct Obligations. Guarantor acknowledges and agrees that Guarantor’s obligations to Lessor under this Guaranty are separate and distinct from Lessee’s obligations to Lessor under the Lease. The occurrence of any of the following events shall not have any effect whatsoever on Guarantor’s obligations to Lessor hereunder, each of which obligations shall continue in full force or effect as though such event had not occurred: (a) the commencement by Lessee or a voluntary case under the federal bankruptcy laws as now constituted or hereafter amended or replaced or any other applicable federal or state bankruptcy, insolvency, or other similar law (collectively, the “Bankruptcy Laws”), (b) the consent by Lessee to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, or similar official of Lessee or for any substantial part of its property, (c) any assignment by Lessee for the benefit of creditors, (d) the failure of Lessee generally to pay its debts as such debts become due, (e) the taking of corporate action by Lessee in the furtherance of any of the foregoing, or (f) the entry of a decree or order for relief by a court having jurisdiction in respect of Lessee in any involuntary case under the Bankruptcy Laws or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official of Lessee or for any substantial part of its property or ordering the winding up or liquidation of any of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days. The liability of Guarantors under this Guaranty is not, and shall not be, affected or impaired by any payment made to Lessor under or related to the Lease for which Lessor is required to reimburse Lessee pursuant to any court order or in settlement of any dispute, controversy, or litigation in any bankruptcy, reorganization, arrangement, moratorium, or other federal or state debtor relief proceeding. If, during any such proceeding, the lease is assumed by Lessee or any trustee or thereafter assigned by Lessee or any trustee to a third party, this Guaranty shall remain in full force and effect with respect to the full performance of Lessee, any such trustee, or any such third party’s obligations under the Lease. If the Lease is terminated or rejected during any such proceeding or if any of the events described in Subparagraphs (a) through (f) of this Paragraph 5 occur, as between Lessor and Guarantor, Lessor shall have the right to accelerate all of Lessee’s obligations under the Lease and Guarantor’s obligations under this Guaranty. In such event, all such obligations shall become immediately due and payable by Guarantor to Lessor. Guarantor waives any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation from any cause whatsoever of the liability of Lessee.

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6. Subordination. All existing and future advances by Guarantor to Lessee and all existing and future debts of Lessee to Guarantor shall be subordinated to all obligations owed to Lessor under the Lease and this Guaranty.

7. Successors and Assigns. This Guaranty binds Guarantor’s successors and assigns.

8. Encumbrances. If Lessor’s Interest in the Property or the Lease or the rents, issues, or profits therefrom are subject to any deed of trust, mortgage, or assignment for security, Guarantors acquisition of Lessor’s interest in the Property or the lease shall not affect Guarantor’s obligations under this Guaranty. In such event, this Guaranty shall nevertheless continue in full force and effect for the benefit of any mortgagee, beneficiary, trustee or assignee or any purchaser at any sale by judicial foreclosure or under any private power of sale and their successors and assigns. Any married Guarantor expressly agrees that Lessor has recourse against any Guarantor’s separate or community property for all of such Guarantor’s obligations hereunder.

9. Guarantor’s Duty. Guarantor assumes the responsibility to remain informed of the financial condition of Lessee and of all other circumstances bearing upon the risk of Lessee’s default which reasonable inquiry would reveal and agree that Lessor shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstance.

10. Lessor’s Reliance. Lessor shall not be required to inquire into the powers of Lessee or the officers, employees, partners, or agents acting or purporting to act on its behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

11. Incorporation of Certain Lease Provisions. Guarantor hereby represents and warrants to Lessor that Guarantor has received a copy of the Lease, has read, or had the opportunity to read the Lease and understands the terms of the lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Lessor against Lessee, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, the applicable laws which govern the interpretation of the Lease and the authority of the Lessee to execute the Lease are incorporated herein in their entirety by this reference and made a part hereof. Any reference in those provisions to “Lessee” shall mean Guarantor and any reference in those provisions to the “Lease” shall mean this Guaranty except that (a) any notice which Guarantor desires or is required to provide to Lessor shall be effective only if signed by Guarantor, and (b) any notice which Lessor desires or is required to provide to Guarantor shall be sent to Guarantor at Guarantor’s address indicated below or, if no address is indicated below, at the address for notices to be sent to Lessee under the Lease.

Agreed and Accepted by Guarantor:

Dated:		Guarantor’s Street Address .____________________________

Signed:		Guarantor’s City, State & Zip Code ______________________
William Clune
Guarantor’s SSN _______________________________

Dated:		Guarantor’s Street Address. ______________________

Signed:		Guarantor’s City, State & Zip Code ______________________
indy Clune
Guarantor’s SSN _______________________________

This Guaranty must be notarized:

State of Nevada           )

                             ) ss.

                             )

This instrument was acknowledged by me on ______________________, 2025 by ______________________.

Signature of notarial officer	My commission expires

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